EXHIBIT 10.1

Execution Copy

AMENDMENT NO. 1
AMENDMENT NO. 1, dated as of September 23, 2026 (this “Amendment”), by and among QuidelOrtho Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, the L/C Issuers party hereto, and Bank of America, N.A., as the Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as Swing Line Lender.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of August 21, 2025 (as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), among the Borrower, the several lenders from time to time parties thereto, the L/C Issuers from time to time parties thereto and Bank of America, N.A., as the Administrative Agent and Swing Line Lender (capitalized terms used but not defined herein having the meaning provided in the Existing Credit Agreement);

WHEREAS, Section 10.01(l) of the Existing Credit Agreement permits the Borrower to amend or change the provisions of Section 7.11 with the written consent of the Required Pro Rata Lenders;
WHEREAS, the Borrower wishes to amend the Existing Credit Agreement on the terms set forth herein; and
WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lenders who execute and deliver this Amendment, which collectively constitute the Required Pro Rata Lenders, agree, pursuant to and in accordance with Section 10.01(l) of the Existing Credit Agreement, to the amendments to the Existing Credit Agreement as set forth in Article 1 of this Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments. Each of the parties hereto agrees that, effective as of the Amendment No. 1 Effective Date (as defined below), Section 7.11 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

7.11        Financial Covenants.

(a)Consolidated Leverage Ratio. Except during the Covenant Relief Period, permit the Consolidated Leverage Ratio as of the last day of each fiscal quarter of the Borrower to be greater than the ratio set forth in the below grid for the applicable Measurement Period:

Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
On or prior to October 1, 2028	4.50 to 1.00
Each fiscal quarter after October 1, 2028	4.25 to 1.00
; provided that, the Borrower shall be permitted to increase the maximum permitted Consolidated Leverage Ratio under this Section 7.11(a) to 4.50 to 1.00 in connection with any Permitted Acquisition (or series of Permitted Acquisitions occurring within any consecutive twelve month period after the Closing Date) having aggregate Total Consideration equal to or in excess of $250,000,000 and by not less than five (5) Business Days’ written notice to the Administrative Agent prior to delivery of financial statements pursuant to Sections 6.01(a) or (b), as applicable, for the fiscal quarter ended immediately after the consummation of such acquisition, which such increase shall be applicable for the fiscal quarter during which such Permitted Acquisition or series of Permitted Acquisitions is consummated and the three (3) consecutive fiscal quarters ending thereafter; provided that there shall be at least one full fiscal quarter following the cessation of each such increase during which no such increase to the Consolidated Leverage Ratio shall then be in effect.
(b)Consolidated Interest Coverage Ratio. Except during the Covenant Relief Period, permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 3.00 to 1.00.

(c)Notwithstanding anything in Sections 7.11(a) and (b) above to the contrary, during the Covenant Relief Period, (A) the Borrower shall not permit the Consolidated Leverage Ratio to exceed the Covenant Relief Period Consolidated Leverage Ratio Levels and (B) the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than the Covenant Relief Period Consolidated Interest Coverage Ratio Levels; provided that, in the case of each of (A) and (B) (1) for the avoidance of doubt, (x) if at any time during the Covenant Relief Period, there is a failure of compliance in any respect with any of the requirements under the Covenant Relief Period Conditions or (y) if the Borrower shall fail to deliver the Compliance Certificate in respect of the applicable fiscal quarter or fiscal year on or prior to the dates required by Section 6.02(b), then this Section 7.11(c) shall be null and void and shall be deemed to not have applied in respect of any fiscal quarter ending during the Covenant Relief Period, and the Borrower shall have complied with Sections 7.11(a) and (b) for each such fiscal quarter and (2) upon termination of the Covenant Relief Period, (x) the maximum Consolidated Leverage Ratio levels for each fiscal quarter thereafter shall be those as in effect and set forth in Section 7.11(a) and (y) the minimum Consolidated Interest Coverage Ratio level for each fiscal quarter thereafter shall be the one as in effect and set forth in Section 7.11(b), in each case immediately prior to giving effect to Amendment No. 1.

(d)For purposes of this Section 7.11, the following terms have the meanings set forth below:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of September 23, 2026.

“Amendment No. 1 Effective Date” means September 23, 2026.
“Covenant Relief Period” means the period commencing on the Covenant Relief Period Commencement Date and ending on the Covenant Relief Period Termination Date.

“Covenant Relief Period Commencement Date” means the Amendment No. 1 Effective Date.

“Covenant Relief Period Conditions” means the Borrower’s and each Restricted Subsidiary’s compliance with each of the following requirements:

(i)during the Covenant Relief Period, no Revolving Credit Borrowing or Swingline Borrowing shall be made if Pro Forma Cash exceeds the Pro Forma Cash Cap as of the date of the applicable Pro Foma Cash Certificate for Credit Extensions (defined below); provided that, concurrently with the delivery of each Committed Loan Notice for any Revolving Credit Borrowing or any Swingline Borrowing requested during the Covenant Relief Period, the Borrower shall deliver a certificate to the Administrative Agent (such certificate, a “Pro Forma Cash Certificate for Credit Extensions”) substantially in the form of Exhibit L (attached as Annex A to Amendment No. 1), signed by a Responsible Officer of the Borrower, certifying that (A) the Pro Forma Cash as of such date is less than or equal to $250,000,000 and (B) the Pro Forma Cash both immediately prior to, and after giving effect to, the applicable Credit Extension is less than or equal to $250,000,000;

(ii)during the Covenant Relief Period, the Incremental Amount shall not be utilized for any Incremental Increase;

(iii)during the Covenant Relief Period, the Borrower shall not incur, or permit any Restricted Subsidiary to incur, any Indebtedness pursuant to clauses (e), (g), (h), (i), (j), (n), (o), (p), (q), (r) and (s) of Section 7.02 or any Permitted Refinancing in respect thereof, other than the following:

a.Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets (including equipment), within the limitations set forth in Section 7.01(i), not to exceed $100,000,000 at any one time outstanding on a pro forma basis (including pro forma application of the proceeds therefrom) (inclusive of capital leases, Synthetic Lease Obligations and purchase money debt outstanding as of the Amendment No. 1 Effective Date)(the Indebtedness pursuant to this clause (a), “Permitted Cap Lease/PM Debt”);

b.Indebtedness pursuant to Section 7.02(g) incurred solely for cash pooling arrangements and intercompany funding, consistent with past business practices;

c.Indebtedness incurred by a Receivables Subsidiary that is a Domestic Restricted Subsidiary in a Qualified Receivables Financing that is not recourse to the Borrower or any Restricted Subsidiary other than a Receivables Subsidiary (except for Standard Securitization Undertakings) in an amount not to exceed $175,000,000, which shall consist solely of (x) the Existing Domestic Receivables Financings and (y) a refinancing of any Existing Domestic Receivables Facility so long as such refinancing does not increase the principal amount thereof (clauses (x) and (y), collectively, the “Domestic Receivables Financings”); provided that, if the Borrower terminates any Domestic Receivables Financing, the cap set forth in this clause (c) shall be deemed to be permanently reduced by the amount of the terminated Domestic Receivables Financing on a dollar-for-dollar basis (Indebtedness pursuant to this clause (c), the “Permitted Domestic Receivables Financings”);

d.Indebtedness incurred by a Receivables Subsidiary that is a Foreign Restricted Subsidiary in a Qualified Receivables Financing that is not recourse to the Borrower or any Restricted Subsidiary other than a Receivables Subsidiary (except for Standard Securitization Undertakings) in an amount not to exceed €82,000,000, which shall consist solely of (x) the Existing Foreign Receivables Financings and (y) any other Qualified Receivables Financing entered into by a Receivables Subsidiary that is a Foreign Restricted Subsidiary on or before December 31, 2026 (a “Post-Amendment No. 1 Foreign Receivables Financing”) and (z) a refinancing of any Existing Foreign Receivables Facility or any Post-Amendment No. 1 Foreign Receivables Financing, in each case, so long as such refinancing does not increase the principal amount thereof (clauses (x), (y) and (z), collectively, the “Foreign Receivables Financings”); provided that, if the Borrower terminates any Foreign Receivables Financing, the cap set forth in this clause (d) shall be deemed to be permanently reduced by the amount of the terminated Foreign Receivables Financing on a dollar-for-dollar basis (Indebtedness pursuant to this clause (d), the “Permitted Foreign Receivables Financings”);

e.Indebtedness pursuant to Section 7.02(n), solely to the extent (x) such Indebtedness (other than any Permitted Cap Lease/PM Debt, to the extent not incurred or assumed in anticipation of an acquisition of assets) ranks pari passu or junior in right of payment and with respect to security to the Obligations and (y) any assets (including Equity Interests) acquired by a Loan Party becomes Collateral (secured on a pari passu basis with the Obligations in the case of pari passu Indebtedness or on a junior basis in the case of junior lien Indebtedness), excluding any assumed assets subject to an effective negative pledge not established in contemplation of the acquisition of the underlying assets

(Indebtedness pursuant to this clause (e), the “Permitted Acquisition Debt”); and

f.Guarantees pursuant to Section 7.02(s) for a bona fide business purpose and consistent with past practices; provided that, for the avoidance of doubt, this basket shall not be used in connection with any Liability Management Transaction;

; provided further that,

(A)any Indebtedness incurred pursuant to clauses (j), (o), (p), (q) or (r) of Section 7.02 prior to the Covenant Relief Period Commencement Date that remains outstanding as of such date and any Permitted Refinancing thereof shall be permitted during the Covenant Relief Period so long as (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder and (y) in the case of any such Indebtedness of any Restricted Subsidiary that is not a Loan Party owed to any Loan Party, such Indebtedness is evidenced by promissory notes pledged to the Administrative Agent under the Collateral Documents; and
(B)notwithstanding anything to the contrary set forth herein or in any Loan Document, during the Covenant Relief Period (i) all Indebtedness owed by any Loan Party (including the Borrower) to any Subsidiary that is not a Loan Party shall be unsecured and subordinated in right of payment to the Obligations, (ii) any Guarantee by a Loan Party of Indebtedness for borrowed money of any Subsidiary that is not a Loan Party shall be subordinated in right of payment to the Obligations, (iii) no Subsidiary that is not a Loan Party may hold Equity Interests of any Subsidiary that is a Guarantor and (iv) no Subsidiary that is not a Loan Party may Guarantee funded Indebtedness of any Loan Party without providing a Guarantee of the Obligations on a senior basis;

(iv)during the Covenant Relief Period, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, pursuant to clauses (i), (j), (k), (r) and (t) of Section 7.01 (or any other Lien securing any Indebtedness in the form of a Permitted Refinancing of Indebtedness incurred pursuant to such clauses), other than the following:

a.Liens incurred pursuant to Section 7.01(i) so long as such liens secure Permitted Cap Lease/PM Debt;

b.Liens incurred or assumed pursuant to Section 7.01(k) so long as such liens secure Permitted Acquisition Debt; and

c.Liens incurred pursuant to Section 7.01(t) on accounts receivable and related assets specified in the definition of Receivables Financing incurred in connection with a Permitted Receivables Financing;

; provided that, Liens incurred pursuant to Section 7.01(r) prior to the Covenant Relief Period Commencement Date that exist as of such date shall be permitted during the Covenant Relief Period; provided further that the property covered thereby is not changed in any material respect and the amount secured or benefitted thereby is not increased;

(v)during the Covenant Relief Period,

(I) the Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any Investments pursuant to clauses (f), (g), (l), (n), (o) and (p) of Section 7.03, other than the following:

a.(i) Permitted Acquisitions by the Borrower or any Restricted Subsidiary and (ii) Investments in any Restricted Subsidiary that is a not a Loan Party in an amount required to permit such Restricted Subsidiary to consummate a Permitted Acquisition, in each case made pursuant to Section 7.03(f); provided that the aggregate consideration paid by Loan Parties, directly or indirectly (including in accordance with the preceding clause (ii)), in respect of the acquisition of (x) Equity Interests in Persons that do not become Loan Parties or (y) assets to be acquired by Persons that are not Loan Parties, in each case, pursuant to Permitted Acquisitions shall not to exceed $200,000,000 in the aggregate for all Permitted Acquisitions and/or Investments made pursuant to the first proviso of Section 7.03(f) (when taken together with all Investments made pursuant to clause (b) below) (for the avoidance of doubt, inclusive of Permitted Acquisitions and/or Investments made pursuant to the first proviso of Section 7.03(f) prior to the Amendment No. 1 Effective Date and existing as of such date; provided further that such cap shall not apply to the Lex Diagnostics Acquisition); provided further that, such Permitted Acquisitions or Investments shall not be (1) made in connection with the issuance or incurrence of any new third party Indebtedness or a Liability Management Transaction or (2) funded with Borrowings under the Revolving Credit Facility;

b.Investments pursuant to Section 7.03(g) so long as (A) Investments by any Loan Party in a Restricted Subsidiary that is not a Loan Party in an aggregate amount for all such outstanding Investments made pursuant to Section 7.03(g)(iii) do not exceed $200,000,000 (when taken together with all Investments made pursuant to clause (a) above) (for the avoidance of doubt, inclusive of Investments made pursuant to the first proviso of Section 7.03(g)(iii) prior to the Amendment No. 1 Effective Date and existing as of such date) and (B) such Investments (x) are made solely in support of business-as-usual cash pooling arrangements and/or intercompany loans and (y) shall not be (1) made in connection with the issuance or incurrence of any new third party Indebtedness or a Liability Management Transaction or (2) funded with Borrowings under the Revolving Credit Facility; and

c.Investment pursuant to Section 7.03(p) made in connection with a Permitted Receivables Financing;

; provided that, Investments made pursuant to clause (l), (n) or (o) of Section 7.03 prior to the Covenant Relief Period Commencement Date and owned by the Borrower or its Restricted Subsidiaries as of such date shall be permitted during the Covenant Relief Period; and

(II) the last paragraph of Section 7.03, shall include “Material Contract, Other Material Asset” (as defined below) immediately prior to each reference therein to “Material Intellectual Property or Material Intellectual Property License”;

(vi)during the Covenant Relief Period,

(I)     the Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any Dispositions pursuant to clauses (d)(iv), (q), (r) and (s) of Section 7.05, other than sales or transfers of accounts receivable and related assets of the type specified in the definition of “Receivables Financing” made pursuant to Section 7.05(r) or (s) solely to the extent such sales or transfers are made in connection with a Permitted Receivables Financing; and

(II)     the last paragraph of Section 7.05, shall include “Material Contract, Other Material Asset” immediately prior to each reference therein to “Material Intellectual Property or Material Intellectual Property License”;

(vii)during the Covenant Relief Period, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, declare or make, directly or indirectly, any Restricted Payment pursuant to clauses (d), (f) and (g) of Section 7.06, other than the following:

a.Restricted Payments pursuant to Section 7.06(d), in an aggregate amount not to exceed $10,000,000 per calendar year (excluding the impact of any net settlement of shares or vesting related to long-term employee incentive plans); provided that any unused amounts in any calendar year during the Covenant Relief Period shall not be permitted to be carried over to successive calendar years during the Covenant Relief Period;

b.Restricted Payments pursuant to Section 7.06(f), so long as (A) such Restricted Payments, when taken together with all other Restricted Payments made pursuant to Section 7.06(f), do not exceed $100,000,000, (B) such Restricted Payments are for bona fide business purposes (including business-as-usual cash pooling arrangements and intercompany investments) and shall not be made in connection with any issuance or incurrence of new third party Indebtedness or a Liability Management Transactions, (C) the Borrower is in pro forma compliance with the Pro Forma Cash Cap, (D) such Restricted Payments are not funded with Revolving Credit Borrowings or Swingline Borrowings and (E) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and
c.Restricted Payments pursuant to Section 7.06(g) solely to the extent such Restricted Payments are made in connection with a Permitted Receivables Financing;

(viii)during the Covenant Relief Period, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Junior Financing pursuant to Section 7.15(ii);

(ix)during the Covenant Relief Period, the Borrower shall not designate (A) any Subsidiary of the Borrower (including any existing Subsidiary and any newly acquired or newly formed Subsidiary of the Borrower) as an Unrestricted Subsidiary or (B) any Unrestricted Subsidiary as a Restricted Subsidiary;

(x)during the Covenant Relief Period, simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b), the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower in form and substance reasonably acceptable to the Administrative Agent that (i) substantiates the amounts of pro forma cost savings, operating expense reductions and synergies added back to Consolidated EBITDA and (ii) includes a reasonable description of specific actions taken, amounts spent, and rationale for amounts added-back to Consolidated EBITDA;

(xi)during the Covenant Relief Period, no Revolving Credit Borrowing, Swingline Borrowing or L/C Credit Extension shall be made if a Default or Event of Default shall exist, or would result from such proposed Borrowing or L/C Credit Extension or from the application of the proceeds thereof, and such Default or Event of Default has not been expressly waived by the Required Revolving Lenders;

(xii)during the Covenant Relief Period, no amendments, waivers or modifications to Section 2.05(b) that would have the effect of (A) eliminating the applicability of clauses (ii), (iv) or (v)(y) of Section 2.05(b), (B) eliminating or reducing the amount of prepayments received by the Term A Lenders pursuant to Sections 2.05(b)(ii), (iv), (v)(y) or (vii), (C) extending the reinvestment periods set forth under Section 2.05(b)(ii) and/or (iv), or (D) Term A Lenders not receiving their pro rata share of any Net Cash Proceeds with respect to Dispositions (including sale leaseback transactions) and/or Extraordinary Receipts pursuant to Section 2.05(b)(ii) and (iv), shall be effectuated without the consent of the Required Term A Lenders (in addition to any other Lender consent that may otherwise be required pursuant to Section 10.01);

(xiii)during the Covenant Relief Period, the “Applicable Rate” with respect to the Term A Loan Facility and the Revolving Credit Facility, shall be (i) from the Amendment No. 1 Effective Date to the first Business Day immediately following the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter ending September 28, 2026, 1.50% per annum for Base Rate Loans, 2.50% per annum for Term SOFR Loans and Letter of Credit Fees and 0.35% per annum for Commitment Fees and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Term SOFR / Letters of Credit	Base Rate	Commitment Fee
1	< 2.50x	1.75%	0.75%	0.200%
2	> 2.50x but < 3.25x	2.00%	1.00%	0.250%
3	> 3.25x but < 4.00x	2.25%	1.25%	0.300%
4	> 4.00x but < 4.50x	2.50%	1.50%	0.350%
5	> 4.50x but < 5.00x	2.75%	1.75%	0.375%
6	> 5.00x	3.00%	2.00%	0.400%

(xiv)within three (3) Business Days of receipt by the Borrower or any of its Restricted Subsidiaries of (I) Net Cash Proceeds in excess of $10,000,000 in respect of any (A) non-ordinary course Disposition

(including a sale and lease-back transaction), or (B) Extraordinary Receipts (regardless of the reinvestment period applicable set forth in the provisos under Section 2.05(b)(ii) and (iv)), or (II) Net Cash Proceeds in excess of $10,000,000 in respect of (A) the incurrence or issuance of any Indebtedness by any Loan Party or any of its Restricted Subsidiaries and (B) the issuance of any Equity Interests (the Net Cash Proceeds in clauses (I) and (II), the “Applicable Net Cash Proceeds”; it being understood that references to “Net Cash Proceeds” in respect of the issuance of Equity Interests, shall have the meaning set forth in clause (b) of the definition of “Net Cash Proceeds” mutatis mutandis), to the extent not otherwise applied to prepay Term Loans pursuant to Section 2.05(b)(ii) and/or (iv), the Borrower shall prepay Revolving Credit Loans and/or Swing Line Loans then outstanding in an aggregate principal amount equal to the lesser of (x) the Excess Cash Amount and (y) the aggregate principal amount of Revolving Credit Loans and/or Swingline Loans then outstanding and such prepayment shall be applied in accordance with Section 2.05(b)(vii);

provided that, on the third (3rd) Business Day after the Borrower or its Restricted Subsidiaries receive the Applicable Net Cash Proceeds, the Borrower shall deliver to the Administrative Agent an officer certificate signed by a Responsible Officer of the Borrower (such certificate, a “Pro Forma Cash Certificate for Clean-Down”) certifying either that (x) the Pro Forma Cash as of such date is either (x) less than or equal to $250,000,000 or (y) greater than $250,000,000 and, solely in the case of this clause (y), containing a calculation of such amount in excess of $250,000,000 (such excess amount, the “Excess Cash Amount”); provided further that, after giving effect to the prepayment of Borrowings contemplated by this clause (xiv), the Borrower shall be permitted to make Borrowings and L/C Credit Extensions subject to compliance with the conditions set forth in Section 4.02 and clause (i) above;

(xv)within sixty (60) days (or such later date as the Required Pro Rata Lenders may agree to in writing) of the Covenant Relief Period Commencement Date (or, with respect to (i) any Deposit Account, Securities Account or Commodity Account (other than Excluded Accounts) opened following the Covenant Relief Period Commencement Date or (ii) any Deposit Account, Securities Account or Commodity Account that constituted an Excluded Account on the Covenant Relief Period Commencement Date that ceased to constitute an Excluded Account at any time following the Covenant Relief Period Commencement Date, within forty-five (45) days of the opening or establishment of such Deposit Account, Securities Account or Commodity Account or of such Deposit Account, Securities Account or Commodity Account ceasing to constitute an Excluded Account (or of the acquisition of a Loan Party (or a Subsidiary that becomes a Loan Party) having such Deposit Account, Securities Account or Commodity

Account) (or such later date as the Required Pro Rata Lenders may agree to in writing)), each Loan Party shall cause each bank or other depository institution at which any Deposit Account, Securities Account or Commodity Account (other than any Excluded Account) is maintained, to enter into a Control Agreement;

provided that, upon the Covenant Relief Period Termination Date, there shall be no requirement to enter into new Control Agreements pursuant to this clause (xv), but any Control Agreements entered into during the Covenant Relief Period shall remain in effect after the Covenant Relief Period Termination Date for the benefit of the Secured Parties;

provided further that, for purposes of this Section 7.11, the following defined terms used hereunder shall have the following meanings:

“Commodity Account” has the meaning assigned thereto in Article 9 of the UCC.

“Control Agreement” means an agreement in respect of a Deposit Account, Securities Account or Commodity Account, among a Loan Party, a depository institution or securities intermediary and the Administrative Agent, which agreement is in form and substance acceptable to the Administrative Agent and which provides the Administrative Agent with “control” (as such term is used in Article 9 of the UCC) over the Deposit Account(s), Securities Account(s) or Commodity Accounts described therein.

“Deposit Account” has the meaning assigned thereto in Article 9 of the UCC.

“Excluded Account” shall mean a Deposit Account, Securities Account or Commodity Account (i) which constitutes a payroll account, employee wage and benefit account, tax account, escrow account or fiduciary or trust account, (ii) which is a zero balance Deposit Account, Securities Account or Commodity Account that ultimately sweeps within one Business Day into another Deposit Account that is subject to a Control Agreement, (iii) containing solely cash collateral in favor of an unaffiliated third party in connection with Liens permitted under clauses (e), (f), (k), (l)(ii), (l)(iv), (o) and (q)(i) of Section 7.01, or (iv) which is not otherwise subject to the disbursement provisions of this definition and, together with any other Deposit Accounts, Securities Accounts or Commodity Accounts that are excluded pursuant to this clause (iv), have an average daily balance of cash, Cash Equivalents, financial assets or commodities, as applicable, for any fiscal month of less than $5,000,000 in aggregate.
“Securities Account” has the meaning assigned thereto in Article 8 of the UCC.

(xvi)during the Covenant Relief Period, upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent may, and at the written direction of the Required Pro Rata Lenders shall, prevent withdrawals or other dispositions of funds in Deposit Accounts, Securities Accounts and Commodity Accounts subject to Control Agreements, otherwise instruct all depository banks and securities intermediaries which have entered into a Control Agreement with the Administrative Agent to transfer all monies, securities and instruments held by such depositary bank or securities intermediary, as applicable, to any account designated by the Administrative Agent in accordance with the terms of the respective Control Agreement (including by issuing a “Notice of Exclusive Control” (or equivalent term) in accordance with the terms thereof) and otherwise exercise all rights and powers provided under any Control Agreement; provided that, for the avoidance of doubt, this clause (xvi) shall not limit any rights and powers of the Administrative Agent under the Security Agreement or any other Loan Document (whether before, during or after the Covenant Relief Period);

(xvii)during the Covenant Relief Period, notwithstanding anything set forth herein to the contrary, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly (x) make any Investment, Disposition, Restricted Payment, distribution, contribution, or otherwise assign or transfer (or merge, dissolve, liquidate, consolidate or otherwise reorganize with a similar such effect) (A) any Equity Interest in any Loan Party or any of its Subsidiaries or (B) any Material Contract, Other Material Asset, Material Intellectual Property or Material Intellectual Property License in each case of clauses (A) and (B), to any Person that is not a Loan Party, other than (in respect of clause (B)) to the extent such transaction is for bona fide operating business purposes (as reasonably determined by the Borrower in good faith) and not in connection with any transaction or series of related transactions in connection with the incurrence of Indebtedness or otherwise providing credit support in respect of any Indebtedness; or (y) consummate, or enter into transactions of any kind in connection with or in contemplation of, any Liability Management Transaction (including an anticipated or potential Liability Management Transaction). For the avoidance of doubt, (A) any transaction or series of related transactions that is required to be made in the “ordinary course of business”, for a “bona fide business purpose”, for a “bona fide operating business purpose” or determinations of similar import shall not be determined as such if done in connection with a Liability Management Transaction and (B) any references in this Agreement with respect to the priority of any Indebtedness in comparison with any other Indebtedness includes any direct or indirect priority, including effective, structural, or contractual priority (whether by way of additional obligors, additional collateral, lien priority, or number of claims such as in a “double dip” or “pari plus” structure, or otherwise);

(xviii)during the Covenant Relief Period, no amendments, waivers or modifications to the following provisions (and any definitions used thereunder for purposes of those Sections or clauses), shall be effectuated without the consent of the Required Pro Rata Lenders (in addition to any other Lender consent that may otherwise be required pursuant to Section 10.01):

a.Section 7.11 (other than for the provisions thereof set forth in the proviso below), after giving effect to Amendment No. 1 (for the avoidance of doubt, including (A) clause (ix) of the definition of “Covenant Relief Period Conditions”; (B) clause (B) under the proviso to clause (iii) of the definition of “Covenant Relief Period Conditions”), (C) clause (xvii) of the definition of “Covenant Relief Period Conditions” and (D) clause (xviii) of the definition of “Covenant Relief Period Conditions”);

b.the last paragraph of Section 7.03 (as modified during the Covenant Relief Period pursuant to clause (v)(II) of the definition of “Covenant Relief Period Conditions”), for the avoidance of doubt including the definitions of “Material Contract”, “Other Material Asset”, “Material Intellectual Property” and “Material Intellectual Property License”,

c.the last paragraph of Section 7.05 (as modified during the Covenant Relief Period pursuant to clause (vi)(II) of the definition of “Covenant Relief Period Conditions”), for the avoidance of doubt including the definitions of “Material Contract”, “Other Material Asset”, “Material Intellectual Property” and “Material Intellectual Property License”,

d.the time periods for the delivery of the financial statements referred to in Sections 6.01(a) and (b);

e.Section 9.10(b);

f.Section 10.01(k); or

g.Sections 10.06(b) and (d);

provided that, notwithstanding anything to the contrary in the foregoing, no amendments, waivers or modifications to (A) clause (i), clause (2) of the last proviso of clause (v)(I)(a), clause (v)(I)(b)(B)(y)(2), clause (vii)(b)(C), clause (vii)(b)(D), clause (xi) and clause (xiv) of the definition of “Covenant Relief Period Conditions” (and any definitions used thereunder for purposes of those clauses) will be effectuated without the consent of the Required Revolving Lenders and (B) clause (xii) of the definition of “Covenant Relief Period Conditions” (and any definitions used thereunder for purposes of those clauses) will be effectuated without the consent of the Required Term A Lenders.

“Covenant Relief Period Consolidated Interest Coverage Ratio Levels” means:

Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio
On or prior to July 2, 2028	2.25 to 1.00
On October 1, 2028 or December 31, 2028	2.50 to 1.00
On April 1, 2029 or July 1, 2029	2.75 to 1.00
On or after September 30, 2029	3.00 to 1.00

“Covenant Relief Period Consolidated Leverage Ratio Levels” means:

Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
On or prior to July 2, 2028	5.50 to 1.00
On October 1, 2028 or December 31, 2028	5.00 to 1.00
On April 1, 2029 or July 1, 2029	4.50 to 1.00
On or after September 30, 2029	4.25 to 1.00

; provided that, for the avoidance of doubt, during the Covenant Relief Period, there shall be no increase in the maximum permitted Consolidated Leverage Ratio levels under this definition in connection with any Permitted Acquisition (or series of Permitted Acquisitions).

“Covenant Relief Period Termination Date” means the earliest of (i) the date on which the Administrative Agent receives from the Borrower the Compliance Certificate in respect of the fiscal quarter ending on or prior to October 1, 2029 demonstrating compliance with the financial covenants in Sections 7.11(a) and (b), and setting forth in reasonable detail the computations necessary to determine such compliance, (ii) the date that the Administrative Agent receives a Covenant Relief Period Termination Notice from Borrower and (iii) the date upon which the Borrower fails to satisfy any of the Covenant Relief Period Conditions.

“Covenant Relief Period Termination Notice” means a written notice of a Responsible Officer of the Borrower that is delivered to the Administrative Agent (x) stating that the Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the date on which the Administrative Agent receives such Covenant Relief Period Termination Notice and that commencing with the first fiscal quarter ending thereafter, the financial covenants in Sections 7.11(a) and (b) shall govern (instead of clause (c) thereof) and (y) certifying that the Borrower would have been in compliance with the financial covenants in Sections 7.11(a) and (b) as of the most recent Measurement

Period if such financial covenant had been applicable, and setting forth in reasonable detail the computations necessary to determine such compliance; provided that, for purposes of the certification set forth in clause (y) above, the unrestricted cash and Cash Equivalents that are netted pursuant to clause (y) of the definition of “Consolidated Funded Indebtedness” shall exclude any Net Cash Proceeds from Dispositions (including sale lease back transactions) and Extraordinary Receipts that are not applied pursuant to Section 2.05(b)(ii) and/or (iv).

“Existing Domestic Receivables Financings” means that certain Receivables Purchase Agreement, as amended by the Sixth Amendment to the Receivables Purchase Agreement dated as of May 1, 2026, among Ortho-Clinical Diagnostics US FinanceCo I, LLC, as seller, Ortho-Clinical Diagnostics, Inc., as master servicer, PNC Bank, National Association, as a purchaser, and Wells Fargo Bank, N.A., as administrative agent and purchaser, in an aggregate principal amount of up to $175,000,000.
“Existing Foreign Receivables Financings” means (i) that certain leasing and factoring receivables factoring program to be entered into with Credit Agricole or an affiliate thereof, and (ii) that certain factoring program relating to receivables entered into June 2018 between Ortho-Clinical Diagnostics Italy S.r.l and Intesa San Paolo S.p.A.; provided that the aggregate amount of the receivables financings in clauses (i) and (ii) shall not exceed €82,000,000.
“Liability Management Transaction” means, any transaction or series of related transactions that is designed to: (x) raise liquidity (including the issuance of any disqualified Equity Interests) for Borrower, its Subsidiaries, or any other Affiliate at a time when the Borrower's or any such Person’s near-term liquidity prospects are constrained or diminishing such that repayment by the Loan Parties of the Loans and the other Obligations is impaired, (y) preserve or move any portion of a valuable asset (including equity) of Borrower or any of its Subsidiaries for the benefit of an Affiliate of the Loan Parties that is not a Loan Party or any creditor or equityholders of the Borrower or any of its Affiliates (in each case other than a Loan Party), or (z) restructure or otherwise impact the Loan Parties' capital structure in a manner that improves the prospects of a class or subset of stakeholders (including any other equityholder, and any debt financing providers (including any class or subset of Lenders)), by elevating such stakeholder's priority (whether effectively, structurally or contractually) or ability to direct actions or vote under the Loan Documents or in an insolvency proceeding, including any of the following:
(a)any Indebtedness issued in exchange for, or the net proceeds (or deemed net proceeds in the event of a cashless transaction) of which are used, in whole or in part, to modify, extend, refinance, renew, replace, retire or refund (or any other transaction that would have the effect of circumventing the restrictions set forth in the covenants hereof or achieve the same effect as the foregoing) any existing Indebtedness of Borrower or any of its Affiliates (the “Existing LMT Debt”) with any other Indebtedness or debt-like instruments (including preferred Equity Interests) of Borrower or any of its Subsidiaries (the “New LMT Debt”) in a transaction the result of which is to 'uptier' holders of such Existing LMT Debt into New LMT Debt that is effectively (including as to security or recourse to additional assets or through a 'double dip' or 'pari plus' structure), contractually or structurally senior (in right of payment or security) to the Existing LMT Debt,
(b)any Investment, Restricted Payment or transfer or other Disposition (including any indirect transfers effectuated through a release of a Loan Party, a merger, amalgamation, division, similar undertaking or causing a Loan Party or any of its Subsidiaries to become a non-wholly owned Subsidiary or an Unrestricted Subsidiary) of assets constituting Collateral immediately prior to such Investment, Restricted Payment or transfer or other Disposition is made to an Affiliate of Borrower or any of its Subsidiaries that is not a Loan Party (including any non-Loan Party Subsidiary or Affiliate that is not a Loan Party (including, for the avoidance of doubt, by way of issuing Equity Interests and causing a Loan Party to become a non-Wholly Owned Subsidiary or designating any Subsidiary as Unrestricted Subsidiary)), in each case, to (i) facilitate a new financing of Indebtedness or debt-like instruments (including the issuance of any preferred Equity Interests), or otherwise undertake a transaction that monetizes such property, the result of which raises, directly or indirectly, liquidity for the Loan Parties and their Subsidiaries or to provide cash flow assistance to the Loan Parties and their Subsidiaries (including in furtherance of exchanging, modifying, extending, refinancing, renewing, replacing, retiring or refunding, in whole or in part, Existing LMT Debt), (ii) guarantee or otherwise increase credit support for any existing Indebtedness or debt-like instrument, or (iii) transfer (whether by a distribution, dividend, or otherwise) such property to an Affiliate of a Loan Party the primary purpose of which is to preserve the value of such property for such Affiliate,
(c)any release of a Guarantor or of a material portion of the Collateral, in each case effected with the intent that such released Person or asset secure or serve as support for new Indebtedness, a new equity issuance, or to otherwise raise liquidity or to provide cash flow assistance,
(d)any transaction whereby an obligation of a Loan Party owed to an Affiliate of a Loan Party (other than another Loan Party that is a Domestic Restricted Subsidiary) would directly or indirectly be pari passu or senior (in right of payment or security) to the Obligations,
(e)incurring any Indebtedness for borrowed money, or granting a Lien on its assets securing Indebtedness for borrowed money, on a senior basis (in right of payment or security) to the Obligations or the Liens securing the Obligations (other than Liens which are explicitly permitted to be incurred on a senior basis under the Loan Documents as in effect as of the Closing Date),
(f)incurring any Indebtedness for the primary purpose of, or that has the effect of, influencing the provision of, or in connection with, obtaining any modification, amendment, release or waiver under this Agreement, or
(g)any transaction or series of related transactions designed to circumvent this definition or clause (xvii) of the definition of “Covenant Relief Period Conditions”.
“Other Material Assets” means any asset (other than a Material Contract, Material Intellectual Property or Material Intellectual Property License) owed by any Loan Party or any of its Subsidiaries that is (in the good faith determination of the Required Pro Rata Lenders in consultation with the Borrower) material to the operation of the business of any Loan Party or any of its Subsidiaries.

“Permitted Receivables Financings” means, collectively, the Permitted Domestic Receivables Financings and the Permitted Foreign Receivables Financings.

“Pro Forma Cash” means as of any date of determination, for the Borrower and its Restricted Subsidiaries on a consolidated basis, (i) an aggregate amount of unrestricted cash and Cash Equivalents held by the Borrower and its Restricted Subsidiaries as of such date (for the avoidance of doubt, including Applicable Net Cash Proceeds (if any) received and not applied by the Borrower or its Restricted Subsidiaries prior to such date of determination) plus (ii) the amount of the applicable proposed Revolving Credit Borrowing or Swingline Borrowing, so long as the conditions to such Borrowings are satisfied at such time plus (iii) any Indebtedness or Equity Interests concurrently financed with cash to balance sheet, less the aggregate amount of any payments invoiced and due and reasonably expected to be paid by the Borrower or its Restricted Subsidiaries within the next 5 Business Days (other than principal payments in respect of Indebtedness for borrowed money (excluding regularly scheduled amortization payments and mandatory prepayments in respect of the Term Facilities)).

“Pro Forma Cash Cap” means $250,000,000.

2.Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants that:

(a)this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes the legal, valid and binding obligations of the Borrower and each such Guarantor enforceable against the Borrower and each such Guarantor in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity. The execution, delivery and performance by the Borrower and each Guarantor of this Amendment (a) are within the Borrower’s and each such Guarantor’s corporate powers and have been duly authorized by all necessary corporate action, and (b) do not and will not (i) contravene the terms of the Borrower’s or such Guarantor’s Organization Documents; (ii) conflict with in any material respect or result in any material breach or contravention of, or the creation of any material Lien under, or require any payment to be made under (x) any Contractual Obligation to which the Borrower or such Guarantor is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower, the Guarantors or their respective property is subject; or (iii) violate any Law applicable to any Loan Party except to the extent that such violation could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date;
(c)the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively (but if such representation or warranty is qualified by “material” or “Material Adverse Effect”, such representation or warranty shall be true and correct in all respects); and
(d)as of the date hereof, no Subsidiary has been designated as an Unrestricted Subsidiary.
3.    Amendment No. 1 Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions is satisfied:

(a)The Administrative Agent shall have received from each of (i) the Borrower, (ii) the Guarantors, (iii) the Swing Line Lender, (iv) each L/C Issuer and (v) the Lenders comprising the Required Pro Rata Lenders, a counterpart of this Amendment signed on behalf of such party.
(b)The Administrative Agent shall have received (i) copies of UCC, tax and judgment Lien searches in each applicable jurisdiction reasonably requested by the Administrative Agent, (ii) searches of ownership of intellectual property in the appropriate governmental offices as requested by the Administrative Agent, (iii) a certificate signed by a Responsible Officer of the Borrower certifying all amounts utilized by the Loan Parties for each basket under the Existing Credit Agreement and existing as of the Amendment No. 1 Effective Date and (iv) a Perfection Certificate executed by each Loan Party.
(c)Each of the representations and warranties made in Section 2 of this Amendment shall be true and correct as of the Amendment No. 1 Effective Date.
(d)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date.
(e)The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 2(c), and (d) have been satisfied as of the Amendment No. 1 Effective Date.
(f)The Administrative Agent shall have such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and each Guarantor as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Borrower or such Guarantor is a party or is to be a party.
(g)The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower and each Guarantor is duly organized or formed, and that the Borrower and each Guarantor is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(h)The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit I of the Credit Agreement signed by the chief financial officer of the Borrower.
(i)Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one Business Day (or such shorter time as the Borrower may agree) prior to or on the Amendment No. 1 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that, such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent). Prior to or substantially concurrently with the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent, a consent fee (the “Consent Fee”) equal to 0.125% multiplied by the sum of (i) the aggregate principal amount of the Revolving Credit Commitments and (ii) the aggregate principal amount of Term A Loans, in each case, outstanding immediately prior to the Amendment No. 1 Effective Date. Such Consent Fee shall be for the ratable benefit of each Lender that has delivered a counterpart of this Amendment to the Administrative Agent (each, a “Consenting Lender”) based on each such Consenting Lender’s Revolving Credit Commitments (and/or Revolving Credit Loans, without duplication) and/or Term A Loans held by such Consenting Lender immediately prior to the Amendment No. 1 Effective Date.
4.    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

5.    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.    Counterparts. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, it shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

9.    Loan Documents. On and after the Amendment No. 1 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

10.    Reaffirmation. The Borrower and each other Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the prior obligations (including all Obligations), covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments contained in each Loan Document to which a Loan Party is a party, including, in each case, such obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) each Loan Party’s guarantee of the Guaranteed Obligations (as defined in the Guaranty) under the Guaranty, (iii) each Loan Party’s prior grant of Liens and security interests on the Collateral to secure the Secured Obligations (as defined in the Security Agreement) pursuant to the Security Agreement and (iv) agrees that after giving effect to this Amendment and the transactions contemplated hereby (A) each Loan Document to which a Loan Party is a party is ratified and affirmed in all respects and shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens and security interests, covenants, agreements and other commitments by any Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Amendment.

11.    Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that this Amendment and the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement, the other Loan Documents or any Obligations, Guaranteed Obligations (as defined in the Guaranty) or Secured Obligations (as defined in the Security Agreement), in each case, as in effect prior to the date hereof. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

12.    Costs and Expenses. The Borrower agrees to pay, in accordance with Section 10.04 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect hereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and under the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
QUIDELORTHO CORPORATION,
as the Borrower
By:    s/ Micah Young
    Name: Micah Young
    Title: Chief Financial Officer

BIOHELIX CORPORATION
CRIMSON INTERNATIONAL ASSETS LLC
MICRO TYPING SYSTEMS, INC.
ORCA HOLDCO, INC.
ORCA HOLDCO 2, INC.
QUIDELORTHO SALES COMPANY, LLC
QUIDEL CARDIOVASCULAR INC.
as a Guarantor

By:    s/ Micah Young
    Name: Micah Young
    Title: President

ORTHO-CLINICAL DIAGNOSTICS, INC.
as a Guarantor
By:    s/ Micah Young
    Name: Micah Young
    Title: Chief Financial Officer and Treasurer

QUIDEL SERVICES, LLC
as the Guarantor
By:    s/ Micah Young
    Name: Micah Young
    Title: Authorized Person
[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A.,
as a Revolving Credit Lender, a Term A Lender, an L/C Issuer and the Swing Line Lender
By:    s/ Joseph L. Corah
    Name: Joseph L. Corah
    Title: Managing Director

[Signature Page to Amendment No. 1]

ARES LOAN FUNDING VIII LTD.
as a Term A Lender
By: Ares CLO Management LLC, its portfolio manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:

By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Institutional Loan Fund, L.P.
as a Term A Lender
By: Ares Management LLC, its portfolio manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LI CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LIII CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LIV CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LIX CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Loan Funding I, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Loan Funding II, Ltd.
as a Term A Lender
By: ARES CLO Management LLC, as investment manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Loan Funding III, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, its portfolio manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LOAN FUNDING IV, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as its Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LOAN FUNDING IX, Ltd.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Loan Funding V, Ltd.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Loan Funding VI, Ltd.
as a Term A Lender
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares Loan Funding VII, Ltd.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LV CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as its Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LVI CLO, Ltd.
as a Term A Lender

By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LVII CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LVIII CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as its Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LX CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, Series A,
its manager
By: ACLOF III GP LLC, its manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXI CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LXII CLO, LTD.
as a Term A Lender
By: Ares CLO Management LLC, as asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXIII CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as investment manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXIV CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, an investment manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXIX CLO LTD.
as a Term A Lender
By: Ares CLO Management LLC, as portfolio manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXV CLO Ltd
as a Term A Lender
By: Ares CLO Management LLC, as investment manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXVI CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as portfolio manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LXVII CLO LTD.
as a Term A Lender
By: Ares CLO Management LLC, its portfolio manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXVIII CLO Ltd.
as a Term A Lender
By: Ares U.S. CLO Management III LLC-Series A, as Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LXX CLO LTD.
as a Term A Lender
By: Ares U.S. CLO Management III LLC - Series A, as Asset Manager
By: Ares Management LLC, its sole member
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXXI CLO Ltd.
as a Term A Lender By:
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LXXII CLO LTD
as a Term A Lender
BY: ARES CLO Management LLC, as investment manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXXIV CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as Portfolio Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXXIX CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXXV CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXXVI CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as Portfolio Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LXXVII CLO LTD.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares LXXVIII CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES LXXXI CLO LTD.
as a Term A Lender
By: Ares CLO Management LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares XLI CLO Ltd.
as a Term A Lender
By: Ares CLO Management II LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares XLIII CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, as its Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares XLIV CLO Ltd.
as a Term A Lender
By: Ares CLO Management II LLC, its Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

ARES XLIX CLO LTD.
as a Term A Lender
By: Ares CLO Management LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares XXVII CLO, Ltd.
as a Term A Lender
By: Ares CLO Management LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares XXXIV CLO Ltd.
as a Term A Lender
By: Ares CLO Management LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ares XXXIX CLO Ltd.
as a Term A Lender
By: Ares CLO Management II LLC, its asset manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Ballyrock CLO 14 Ltd
Ballyrock CLO 15 Ltd
Ballyrock CLO 16 Ltd
Ballyrock CLO 17 Ltd
Ballyrock CLO 18 Ltd
Ballyrock CLO 19 Ltd.
Ballyrock CLO 20 Ltd.
Ballyrock CLO 2019-2 Ltd
Ballyrock CLO 21 Ltd.
Ballyrock CLO 22 Ltd.
Ballyrock CLO 23 Ltd.
Ballyrock CLO 24 Ltd.
Ballyrock CLO 25 Ltd.
Ballyrock CLO 26 Ltd.
Ballyrock CLO 27 Ltd.
Ballyrock CLO 28 Ltd.
Ballyrock CLO 29 Ltd.
Ballyrock CLO 30 Ltd.
Ballyrock CLO 31 Ltd.
Ballyrock CLO 32 Ltd.
FIAM Floating Rate High Income Commingled Pool
FIAM Leveraged Loan LP
Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund
Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund
Fidelity Floating Rate High Income Fund
Fidelity Floating Rate High Income Multi-Asset Base Fund
Fidelity Income Fund: Fidelity Total Bond - Floating Rate Sub
Fidelity Inflation-Focused - Floating Rate High Income Currency Neutral Sub
Fidelity Qualifying Investor Funds Plc
Fidelity SAI Total Bond Fund - Floating Rate Securities Sub-portfolio
Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund
JNL Multi-Manager Floating Rate Income Fund
JNL/Fidelity Institutional Asset Management Total Bond Fund - Floating Rate Securities
LVIP Fidelity Institutional AM -Total Bond Fund - Floating Rate Securities
Total Bond ETF - Floating Rate Subportfolio
Variable Insurance Products Fund Floating Rate High Income Portfolio
Term A Lender
By:    /s/ J. Wegmann
Name: J. Wegmann
Title: VP, Assistant Treasurer
[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A.,
as a Revolving Credit Lender, a Term A Lender, an L/C Issuer and the Swing Line Lender
By:    /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Managing Director
[Signature Page to Amendment No. 1]

The Bank of Nova Scotia,
as a Revolving Credit Lender, Term A Lender By:
By:    /s/ Robb Gass
Name: Robb Gass
Title: Managing Director
[Signature Page to Amendment No. 1]

BJC Health System
as a Term A Lender
By: Ares Capital Management III LLC, as Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Bridge Builder Core Plus Bond Fund
as a Term A Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

California State Teachers’ Retirement System
as a Term A Lender
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Capital One, National Association,
as a Revolving Credit Lender and Term A Lender
By:    /s/ Jay Patel
Name: Jay Patel
Title: Duly Authorized Signatory
[Signature Page to Amendment No. 1]

Cedar Funding II CLO Ltd
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding IV CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding IX CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding VI CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding VII CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding VIII CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding X CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XI CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XII CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XIV CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XIX CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XV CLO, Ltd.
as a Term A Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XVII CLO, Ltd.
as a Term A Lender
BY: Aegon USA Investment Management, LLC, as its investment advisor
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Cedar Funding XVIII CLO, Ltd.
as a Term A Lender
BY: Aegon USA Investment Management, LLC, as its Portfolio Manager
By:    /s/Noura Chystiakov
Name: Noura Chystiakov
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Challenger Life Nominees Pty Ltd as Trustee for CLC
Global High Yield Credit Trust
as a Term A Lender
By: Ares Capital Management III LLC, as agent and subadvisor
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

CITIBANK, N.A.,
as a Revolving Credit Lender and an L/C Issuer
By:    /s/ Ioannis Theocharis
Name: Ioannis Theocharis
Title: Vice President
[Signature Page to Amendment No. 1]

CTIVP - TCW Core Plus Bond Fund
as a Term A Lender
By: TCW Investment Management Company LLC, acting solely as its investment manager

By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

DNB CAPITAL LLC,
as a [Revolving Credit Lender][Term A Lender]
By:    /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President
By:    /s/ Dania Hinedi
Name: Dania Hinedi
Title: Senior Vice President
[Signature Page to Amendment No. 1]

Empower Annuity Insurance Company
as a Term A Lender By:
By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Fidelity Rutland Square Trust II: Strategic Advisers Core Income Fund
as a Term A Lender
By: TCW Investment Management Company, acting solely as its investment manager
By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Revolving Credit Lender and a Term A Lender
By:    /s/ Shailesh Patel
Name: Shailesh Patel
Title: Managing Director
[Signature Page to Amendment No. 1]

Garnet CLO 1, Ltd.
as a Term A Lender
By: /s/ Matthew Subliskey
Name: Matthew Subliskey
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Garnet CLO 2, Ltd.
as a Term A Lender
By: /s/ Matthew Subliskey
Name: Matthew Subliskey
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Garnet CLO 3, Ltd.
as a Term A Lender
By: /s/ Matthew Subliskey
Name: Matthew Subliskey
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Garnet CLO 4, Ltd.
as a Term A Lender
By: /s/ Matthew Subliskey
Name: Matthew Subliskey
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Garnet CLO 5, Ltd.
as a Term A Lender
By: /s/ Matthew Subliskey
Name: Matthew Subliskey
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Garnet CLO 6, Ltd.
as a Term A Lender
By: /s/ Matthew Subliskey
Name: Matthew Subliskey
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

GOLDMAN SACHS BANK USA
as a Revolving Credit Lender
By:    /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Goldman Sachs Trust II - Goldman Sachs Multi-
Manager Non-Core Fixed Income Fund
as a Term A Lender
By: Ares Capital Management II LLC, as Sub-Advisor
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH
acting for account of AVAW,
as a Term A Lender
Represented by: Oak Hill Advisors, L.P.,
as Fund Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
Challenger Life Nominees Pty Ltd as trustee for the
CLC Leveraged Loan Trust,
as a Term A Lender
By:    Oak Hill Advisors, L.P.,
as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
Desjardins Financial Security Life Assurance Company,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
Desjardins General Insurance Inc.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

GS Donor Advised Philanthropy Fund for Wealth Management, Inc.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 1, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 11, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 12-R, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 13, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Credit Funding 14-R, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 16-R, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 18-R, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 19, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 2, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Credit Funding 25, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 26, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 3, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 4, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Funding 5, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Credit Funding 9, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners LF16-1, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners VII, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners XI, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners XII, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Credit Partners XIII, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners XIV, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners X-R, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners XV, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Credit Partners XVI, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Credit Partners XVII, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Delaware Customized Credit Fund-F, Ltd.,
as a Term A Lender
By: OHA Delaware Customized Credit Fun-F GenPar, LLP, its general partner
By: OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Diversified Credit Strategies Master Fund (Parallel II), L.P.,
as a Term A Lender
By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLP
its General Partner
By: OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Diversified Credit Strategies Tractor Master Fund, L.P.,
as a Term A Lender
By: OHA Diversified Credit Strategies Tractor Fund GenPar, LLP,
its general partner
By:    OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA HT LEV LOAN FUND, L.P.,
as a Term A Lender
By: OHA HT Lev Loan GenPar, L.P.,
its general partner
By: OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA LDN Customised Credit Master, L.P.,
as a Term A Lender
By: OHA LDN Customised Credit Master Gemar, LLP,
its general partner
By: OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

OHA Legato Loan Fund, L.P.,
as a Term A Lender
By: OHA Legato Loan GenPar, LLP, as General Partner
By: OHA Global GenPar, LLC, as Managing Partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Loan Funding 2013-1, Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Loan Funding 2015-1 Ltd.,
as a Term A Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
OHA Madison Loan Fund, L.P.,
as a Term A Lender
By: OHA Madison Loan Fund GenPar, LLP,
its general partner
By: OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

Oregon Public Employees Retirement Fund,
as a Term A Lender
By:    Oak Hill Advisors, L.P.,
as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
PensionDanmark Pensionsforsikringsaktieselskab,
as a Term A Lender
By:    Oak Hill Advisors, L.P.,
as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
Stichting Pensioenfonds Hoogovens,
as a Term A Lender
By:    Oak Hill Advisors, L.P.,
as Investment Manager
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
Tidewater Partners BL Fund, L.P.,
as a Term A Lender
By: Tidewater BL GenPar, LLP, its general partner
By: OHA Global GenPar, LLC,
its managing partner
By:    /s/ William H. Bohnsack, Jr,
Name: William H. Bohnsack, Jr,
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as a Revolving Credit Lender, a Term A Lender and an L/C Issuer
By:    /s/ Marcelo Nicolás Osovi Conti
Name: Marcelo Nicolás Osovi Conti
Title: Vice President
[Signature Page to Amendment No. 1]

Kolumban Alternative Investments - Loans as a Term A Lender
By: Ares Capital Management II LLC, as investment manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

MetWest Conservative Unconstrained Bond Fund as a Term A Lender
By: TCW Asset Management Company, acting solely as its asset manager
By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

MetWest Total Return Bond Fund
as a Term A Lender
By: TCW Investment Management Company, acting solely as its investment manager

By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Morgan Stanley Bank, N.A.,
as a Revolving Credit Lender and a Term A Lender
By:    /s/ Tayo Lapite
Name: Tayo Lapite
Title: Authorized Signatory
[Signature Page to Amendment No. 1]

MUFG Bank, LTD,
as a Revolving Credit Lender and a Term A Lender
By:    /s/Jamie Craig
Name: Jamie Craig
Title: Vice President
[Signature Page to Amendment No. 1]

Multi-Manager Total Return Bond Strategies Fund as a Term A Lender solely
By: TCW Investment Management Company, acting solely as its investment manager

By: /s/Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION
as a Revolving Credit Lender, and a Term A Lender
By:    /s/ Courtney Wojcik
Name: Courtney Wojcik
Title: Vice President
[Signature Page to Amendment No. 1]

Renaissance Floating Rate Income Fund
as a Term A Lender
By: Ares Capital Management II LLC, as Portfolio Sub-Advisor
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Securian Funds Trust - SFT Core Bond Fund
as a Term A Lender
Metropolitan West Asset Management LLC, acting solely as its investment manager
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND
as a Term A Lender
BY: ARES MANAGEMENT LLC, AS SUB-ADVISOR
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

SEI Institutional Managed Trust - Core Fixed Income Fund
as a Term A Lender
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Stichting Pensioenfonds Hoogovens
as a Term A Lender
By: Ares Capital Management III LLC, its Asset Manager
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2017-1, LTD.
as a Term A Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2018-1, LTD.
as a Term A Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2019-1 AMR, LTD.
as a Term A Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2019-2, Ltd.
as a Term A Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2020-1, Ltd.
as a Term A Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2021-1, Ltd
as a Term A Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2021-2, Ltd.
as a Term A Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2022-1, Ltd.
as a Term A Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2023-1, Ltd.
as a Term A Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2023-2, Ltd.
as a Term A Lender
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2024-1, Ltd.
as a Term A Lender
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2024-2, Ltd.
as a Term A Lender
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2024-3, Ltd.
as a Term A Lender
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2025-1, Ltd.
as a Term A Lender
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW CLO 2025-2, Ltd.
as a Term A Lender
TCW Asset Management Co as Asset Manger
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW Core Plus Bond ETF
as a Term A Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Metropolitan West Low Duration Bond Fund
as a Term A Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Metropolitan West Total Return Bond Fund
as a Term A Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

Metropolitan West Unconstrained Bond Fund
as a Term A Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TCW Multi Sector Fixed Income Fund
as a Term A Lender
By: TCW Asset Management Company, acting solely as its investment manager

By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

The Canadian Medical Protective Association
as a Term A Lender
By: Ares Capital Management III LLC
By: /s/ Christen Ahmad
Name: Christen Ahmad
Title: Principal, Authorized Signatory
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

The Public Institution for Social Security
as a Term A Lender
By: TCW Asset Management Company LLC, acting solely as its investment manager

By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: AVP, State Street on Behalf of TCW
[If a second signature is necessary:
By:
Name:
Title:
[Signature Page to Amendment No. 1]

TRUIST BANK, as a Lender
By:    /s/ Katie Lundin
Name: Katie Lundin
Title: Managing Director
[Signature Page to Amendment No. 1]

U.S. Bank National Association,
as a [Revolving Credit Lender][Term A Lender]
By:    /s/ Thomas Whitman
Name: Thomas Whitman
Title: Assistant Vice President
[Signature Page to Amendment No. 1]

WELLS FARGO BANK, N.A.,
as a Revolving Credit Lender and Term A Lender
By:    /s/ Darin Mullis
Name: Darin Mullis
Title: Managing Director
[Signature Page to Amendment No. 1]

WELLS FARGO BANK, N.A.,
as an L/C Issuer
By:    /s/ Darin Mullis
Name: Darin Mullis
Title: Managing Director

[Signature Page to Amendment No. 1]

Acknowledged by:
BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    s/Aamir Saleem
    Name: Aamir Saleem
    Title: Vice President